                                                                    EXHIBIT 99.3

                        UNAUDITED PRO FORMA CONSOLIDATED
                        CONDENSED FINANCIAL INFORMATION


         The following statements set forth unaudited pro forma consolidated financial data which give effect to the acquisition of strategic assets previously owned by Republic Group Incorporated ("Republic"). On November 10, 2000, Centex Construction Products, Inc. ("CXP") and its wholly owned subsidiary, Republic Holding Corporation, entered into a Securities Purchase Agreement with Republic Group LLC ("RG LLC"), a Delaware limited liability company and successor to Republic, under which Republic Holding acquired the outstanding equity interests in certain limited liability companies owned by RG LLC.

         The acquisition is accounted for in accordance with the purchase method of accounting. Accordingly, the assets and liabilities of the purchased companies will be recorded at fair market value and the excess of the purchase price over the fair market value of the assets and liabilities acquired will be recorded as goodwill. The following statements have been prepared on the basis of the assumptions described in the accompanying notes, which include assumptions relating to the allocation of the consideration paid.

         The balance sheet data as of September 30, 2000 assumes that the acquisition was completed on September 30, 2000. The income statement data for the six months ended September 30, 2000, and the fiscal year ended March 31, 2000, assumes that the acquisition was completed on April 1, 1999.

         The unaudited pro forma consolidated financial data is not necessarily indicative of the results of operations or the financial position that would have occurred had the acquisition been consummated on the dates, or at the beginning of the periods, for which the acquisition is being given effect, nor is it necessarily indicative of future results of operations or financial position.

         The unaudited pro forma consolidated financial data should be read in conjunction with the historical financial statements of CXP, including the notes thereto.

               CENTEX CONSTRUCTION PRODUCTS, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                         Adjustments
                                                                              ---------------------------------
                                                                              Republic Assets
ASSETS                                                 CXP        Republic    and Liabilities    To Give Effect          CXP
------                                              Historical   Historical   Not Acquired(a)    To Acquisition       Pro Forma
                                                    ----------   ----------   ---------------    ---------------      ---------
CURRENT ASSETS:
   Cash and Cash Equivalents                        $  146,910   $    7,403   $        (7,403)   $      (145,000)(c)  $   1,910
   Accounts & Notes Receivable, net                     51,639       18,312            (4,018)            49,300 (c)    115,233
   Inventories                                          35,485       21,190            (7,018)                --         49,657
   Deferred Income Taxes                                    --        7,554            (7,554)                --             --
   Prepaid Assets                                           --          827              (252)                --            575
                                                    ----------   ----------   ---------------    ---------------      ---------
            Total Current Assets                       234,034       55,286           (26,245)           (95,700)       167,375
PROPERTY, PLANT & EQUIPMENT, NET                       232,262      264,472           (15,886)           119,757 (c)    600,605
GOODWILL, NET                                               --           --                --             14,031 (c)     14,031
UNAMORTIZED DEBT COST                                       --           --                --              2,065 (b)      2,065
OTHER ASSETS                                            18,893       13,355           (12,944)           (10,830)(b)      8,474
                                                    ----------   ----------   ---------------    ---------------      ---------
            TOTAL ASSETS                            $  485,189   $  333,113   $       (55,075)   $        29,323      $ 792,550
                                                    ==========   ==========   ===============    ===============      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Income Taxes Payable                             $    8,426   $       --   $            --    $            --      $   8,426
   Current Maturities of Long-term Debt                     80       10,500           (10,500)                --             80
   Accounts Payable and Accrued Liabilities             70,856       18,968            (3,880)             2,383 (i)     93,327
                                                                                                           5,000 (c)
                                                    ----------   ----------   ---------------    ---------------      ---------
            Total Current Liabilities                   79,362       29,468           (14,380)             7,383        101,833
LONG-TERM DEBT                                             320      188,000           (88,000)           184,435 (b)    284,755
DEFERRED INCOME TAXES                                   25,819       17,743           (17,743)                --         25,819
OTHER LIABILITIES                                           --          455                --                 --            455
                                                    ----------   ----------   ---------------    ---------------      ---------
            Total Liabilities                          105,501      235,666          (120,123)           191,818        412,862
STOCKHOLDERS' EQUITY:
   Common Stock                                            183       11,849           (11,849)                --            183
   Capital in Excess of Par Value                       14,438       28,967           (28,967)                --         14,438
   Retained Earnings                                   364,169       56,430           (56,430)                --        364,169
   Accumulated Other Comprehensive
            Earnings                                       898          201              (201)                --            898
                                                    ----------   ----------   ---------------    ---------------      ---------
            Total Stockholders' Equity                 379,688       97,447           (97,447)                --        379,688
                                                    ----------   ----------   ---------------    ---------------      ---------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                    $  485,189   $  333,113   $      (217,570)   $       191,818      $ 792,550
                                                    ==========   ==========   ===============    ===============      =========

               CENTEX CONSTRUCTION PRODUCTS, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                        FOR THE YEAR ENDED MARCH 31, 2000
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                             Adjustments
                                                                    ------------------------------
                                           CXP         Republic     Republic Assets     To Give
                                        Historical    Historical    and Liabilities     Effect To           CXP
                                          3/31/00       6/30/00     Not Acquired(a)    Acquisition       Pro Forma
                                        ----------    ----------    ---------------    -----------       ---------
REVENUES
   Cement                               $  158,966    $       --    $            --    $        --       $ 158,966
   Gypsum Wallboard                        209,320       105,566                 --             --         314,886
   Paperboard                                   --        93,362            (52,448)            --          40,914
   Concrete and Aggregates                  55,490            --                 --             --          55,490
   Other, net                                1,231            --                 --             --           1,231
   Less: Intersegment Sales                 (6,312)       (8,418)             4,583        (10,787)(h)     (20,934)
                                        ----------    ----------    ---------------    -----------       ---------
                                           418,695       190,510            (47,865)       (10,787)        550,553
COSTS AND EXPENSES
   Cement                                  105,961            --                 --             --         105,961
   Gypsum Wallboard                        101,696        60,828                 --          4,290 (d)     166,814
   Paperboard                                   --       119,742            (73,749)           542 (d)      46,535
   Concrete and Aggregates                  46,227            --                 --             --          46,227
   Less: Intersegment Purchases             (6,312)       (8,418)             4,583        (10,787)(h)     (20,934)
   Corporate General & Administrative        4,683         8,769             (6,749)            --           6,703
   Goodwill Amortization                        --            --                 --            702 (d)         702
   Interest (Income) Expense, net           (3,737)        4,986                 --         10,520 (e)       6,576
                                                                                            (1,249)(g)
                                                                                            (3,944)(j)
                                        ----------    ----------    ---------------    -----------       ---------
                                           248,518       185,907            (75,915)            74         358,584
                                        ----------    ----------    ---------------    -----------       ---------

EARNINGS BEFORE INCOME TAXES               170,177         4,603             28,050        (10,861)        191,969
     Income Taxes                          (61,945)       (1,842)           (11,220)         4,344 (f)     (70,663)
                                        ----------    ----------    ---------------    -----------       ---------
NET EARNINGS                            $  108,232    $    2,761    $        16,830    $    (6,517)      $ 121,306
                                        ==========    ==========    ===============    ===========       =========

EARNINGS PER SHARE:
    BASIC                               $     5.66            --                 --             --       $    6.34
    DILUTED                             $     5.63            --                 --             --       $    6.31

AVERAGE SHARES OUTSTANDING:
    BASIC                                   19,130            --                 --             --          19,130
    DILUTED                                 19,211            --                 --             --          19,211

               CENTEX CONSTRUCTION PRODUCTS, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                             Adjustments
                                                                    -------------------------------
                                           CXP         Republic     Republic Assets     To Give
                                        Historical    Historical    and Liabilities     Effect To            CXP
                                          9/30/00       9/30/00     Not Acquired(a)     Acquisition       Pro Forma
                                        ----------    ----------    ---------------    ------------       ---------
REVENUES
   Cement                               $   89,818    $       --    $            --    $         --       $  89,818
   Gypsum Wallboard                         80,416        37,766                 --              --         118,182
   Paperboard                                   --        61,129            (25,448)             --          35,681
   Concrete and Aggregates                  32,296            --                 --              --          32,296
   Other, net                                1,192            --                 --              --           1,192
   Less: Intersegment Sales                 (3,625)       (6,707)                --          (6,687)(h)     (17,019)
                                        ----------    ----------    ---------------    ------------       ---------
                                           200,097        92,188            (25,448)         (6,687)        260,150
COSTS AND EXPENSES
   Cement                                   58,198            --                 --              --          58,198
   Gypsum Wallboard                         49,736        29,579                 --           2,145 (d)      81,460
   Paperboard                                   --        86,061            (43,609)            271 (d)      42,723
   Concrete and Aggregates                  27,594            --                 --              --          27,594
   Less: Intersegment Purchases             (3,625)       (6,707)                --          (6,687)(h)     (17,019)
   Corporate General & Administrative        2,362         4,105             (3,105)             --           3,362
   Goodwill Amortization                        --            --                 --             351 (d)         351
   Interest (Income) Expense, net           (3,729)        9,121                 --           9,732 (e)       7,760
                                                                                             (5,392)(g)
                                                                                             (1,972)(j)
                                        ----------    ----------    ---------------    ------------       ---------
                                           130,536       122,159            (46,714)         (1,552)        204,429
                                        ----------    ----------    ---------------    ------------       ---------

EARNINGS BEFORE INCOME TAXES                69,561       (29,971)            21,266          (5,135)         55,721

   Income Taxes                            (25,320)       11,987             (8,506)          2,054 (f)     (19,785)
                                        ----------    ----------    ---------------    ------------       ---------
NET EARNINGS                            $   44,241    $  (17,984)   $        12,760    $     (3,081)      $  35,936
                                        ==========    ==========    ===============    ============       =========

EARNINGS PER SHARE:
   BASIC                                $     2.39            --                 --              --       $    1.94
   DILUTED                              $     2.39            --                 --              --       $    1.94

AVERAGE SHARES OUTSTANDING:
   BASIC                                    18,480            --                 --              --          18,480
   DILUTED                                  18,536            --                 --              --          18,536

               CENTEX CONSTRUCTION PRODUCTS, INC. AND SUBSIDIARIES
            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


(a) To eliminate the Hutchinson, Kansas and Halltown, West Virginia paperboard mills and certain Republic Group Corporate assets and liabilities not acquired.

(b)      To record debt issued in conjunction with the purchase.

                           Bank Borrowings                    $193,200
                           Cash received for Republic Stock
                              owned by CXP                     (10,830)
                           Loan Costs                            2,065
                                                              --------
                                    New Debt                  $184,435
                                                              ========

(c) To record the fair value of assets acquired, including goodwill, and liabilities assumed:

               Cash Consideration Paid -
                    Existing Cash                       $ 145,000
                    Bank Borrowings                       193,200
                    Transaction Costs                       5,000
                                                        ---------
                        Total Cash Consideration Paid     343,200
               Add:  Net Book Value of Liabilities
                        Assumed                           115,543
               Less: Net Book Value of Identifiable
                        Assets Acquired                  (278,038)
               Step-up of PP&E                           (119,757)
               Note Receivable Issued                     (49,300)
               Acquisition Accruals (Severance)             2,383
                                                        ---------
                        Adjustment to Goodwill          $  14,031
                                                        =========

(d)      To recognize additional depreciation and goodwill amortization.

(e) To record net interest expense as a result of the new bank borrowings and Republic's debt assumed (net of $10.3 million of interest capitalized in fiscal year 2000 relating to construction of the Lawton Papermill). The interest rate on CXP's new bank borrowings is based on LIBOR plus a margin (which varies with the ratio of CXP's total debt to EBITDA) up to a maximum margin of 175 basis points.

(f) To recognize the change in federal and state income taxes resulting from the increase in interest and depreciation expenses, using an effective rate of approximately 40%.

(g) To eliminate CXP's actual interest income and Republic's actual interest expense.

(h)      To eliminate paperboard sales from Republic to CXP.

(i)      To record accrual for Republic severance payments assumed by CXP.

(j)      To record interest income on the $49.3 million note acquired.